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    Supplement, dated February 18, 2005 to the Prospectus, dated May 3, 2004, of
                     Seligman Portfolios, Inc. (the "Fund")

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                                on behalf of its
                           Seligman Frontier Portfolio
                        Seligman Global Growth Portfolio
                   Seligman Global Smaller Companies Portfolio
                       Seligman High-Yield Bond Portfolio
                      Seligman Income and Growth Portfolio
                       Seligman Large-Cap Growth Portfolio
        (individually, a "Portfolio" and collectively, the "Portfolios")

The Board of Directors of the Fund has approved the redemption of all outstanding shares of the Portfolios and the liquidation of each such Portfolio, in each case in accordance with the Fund's Articles of Incorporation. It is anticipated that the redemption of the shares of each of the Portfolios will take place on or about May 31, 2005. As a result, as of the date of this Supplement, the Fund is no longer accepting any orders for the purchase of or exchanges into shares of any of the Portfolios.